THIS WARRANT HAS NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND IS SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT, AND THE APPLICABLE BLUE SKY LAWS OR AN EXEMPTION THEREFROM.


Warrant  to  Purchase     February  19,  2003
Common  Stock


                              HARTVILLE GROUP, INC.
                              COMMON STOCK WARRANT


     FOR VALUE RECEIVED, Hartville Group, Inc., a Nevada corporation (the "COMPANY"), hereby certifies, that, for value received, Samir Financial II, L.L.C., an Illinois limited liability company ("SAMIR") or its registered assigns is entitled, subject to the terms set forth below, to purchase from the Company, on or before February 19, 2007, 300,000 shares of the Company's Common Stock at a price of $0.83 per share, subject to adjustment as set forth below.

     1.     Exercise  of  Warrant;  Partial  Exercise.  This  Warrant  may  be
            ------------------------------------------
exercised in full or in part by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the purchase price of the shares to be purchased hereunder. For any partial exercise hereof, the holder shall designate in the subscription the number of shares of Common Stock that the holder wishes to purchase. Samir agrees and acknowledges that if Samir exercises this Warrant and obtains shares of the Company's Common Stock, Samir will not sell more than 50,000 shares of said stock during any ninety (90) day period.

     2.     When  Exercise  Effective.  The  exercise  of  this Warrant shall be
            -------------------------
deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in
Section  1.

     3.     Delivery  on Exercise.  As soon as practicable after the exercise of
            ---------------------
this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common stock to which such holder shall be entitled on such exercise.

     4.     Adjustment of Purchase Price and Number of Shares.  The character of
            -------------------------------------------------
the shares of stock or other securities at the time issuable upon exercise of this Warrant and the purchase price therefor, are subject to adjustment upon the occurrence of the following events:

     (a)     ADJUSTMENT  FOR  STOCK  SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS,
             -------------------------------------------------------------------
ETC.  The  exercise  price  of this Warrant and the number of shares of stock or
--
other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

     (b)     ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.  In case
             ----------------------------------------------------------
of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "REORGANIZATION"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

     (c)     CERTIFICATE  AS  TO  ADJUSTMENTS.  In  case  of  any  adjustment or
             --------------------------------
readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     5.     Notices  of  Record  Date,  Etc.  In  the  event  of:
            --------------------------------

     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or other securities or property,

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail to the holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of stock or other securities at the time issuable upon the exercise of this Warrant shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

     6.     Exchange of Warrants.  Subject to the transfer condition referred to
            --------------------
in the legend endorsed hereon, on surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of share of Common Stock called for on the face of the Warrant so surrendered.

     7.     Replacement  of  Warrants.  On  receipt  by  the Company of evidence
            -------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     8.     Investment  Intent.  Unless  a  current registration statement under
            ------------------
the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the holder thereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such holder will deliver to the Company a written statement that the securities acquired by the holder upon exercise hereof are for the own account of the holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) offering and distributing such securities (or any portion thereof).

     9.     Reservation  of Common Stock.  The Company covenants that it will at
            ----------------------------
all times reserve and keep available out of its authorized but unissued capital stock such number of shares of Common Stock as are necessary to deliver upon the exercise of this Warrant.

     10.     Restrictions on Transferability.  This Warrant and the Common Stock
             -------------------------------
issuable upon exercise shall be a "restricted security" as defined in the rules under the Act. This Warrant may be transferred only with the prior written consent of the Company and in accordance with (i) applicable law, and only on the same basis as a restricted security would be transferable thereunder, (ii) any transfer restrictions applicable to shares of the Company's capital stock generally, and (iii) the conditions set forth in this Section. The holder hereof, by acceptance hereof, agrees to give written notice to the Company at least fifteen (15) days before any requested transfer of this Warrant, of such holder's intent to do so, describing briefly the manner of the proposed transfer and setting forth information concerning the proposed transferee. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company. If, in the opinion of counsel satisfactory in form and substance to the Company, the proposed transfer may be effected without violation of the applicable federal and state securities laws, the holder hereof shall be entitled to transfer this Warrant, if consented to by the Company, in the manner contemplated in the above-referenced notice to the Company; provided, that an appropriate legend may be endorsed on this Warrant respecting restrictions on transfer thereof necessary or advisable in the opinion of counsel and satisfactory in form and substance to the Company to prevent further transfers that would be in violation of the securities laws or adversely affect the exemptions relied upon by the Company. The Company acknowledges that the holder may assign all or a portion of the Warrant to affiliates of the holder, who shall also be accredited investors, and, subject to compliance with the other provisions of this Section 10, the Company will consent to such assignment. To such effect, the Company may request that the intended transferee execute an investment and representation letter satisfactory in form and substance to the Company. Upon transfer of this Warrant, the transferee, by acceptance of this Warrant, agrees to be bound by the provisions, terms, conditions and limitations of this Warrant and the investment and representation letter, if any, required by the Company. Similar restrictions should be applicable to any shares of Common Stock issued upon exercise hereof.

     11.     No  Rights  or  Liability  as a Shareholder.  This Warrant does not
             -------------------------------------------
entitle the holder hereof to any voting rights as a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase Common Stock, and no enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder as a shareholder of the Company.

     12.     Notices.  All  notices  referred  to  in  this  Warrant shall be in
             -------
writing and shall be delivered personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and (ii) to the holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).

     13.     Miscellaneous.  This  Warrant  and  any term hereof may be changed,
             -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of Illinois and shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois (without reference to any principles of the conflicts of laws). The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     14.     Net  Exercise  Provision.  At  its  option,  without payment by the
             ------------------------
holder of cash or any other consideration, holder may request that Company convert a particular number of shares subject to the Warrant (the "Converted Warrant Shares") into that number of shares of Common Stock equal to the quotient obtained by dividing the aggregate Net Value (as hereinafter defined) of the Converted Warrant Shares by the Fair Market Value (as determined (i) by reference to the current Market Price based upon the last sales price, or bid price if there was not sale, if the Common Stock is publicly traded or (ii) by the Board of Directors acting in good faith if the Common Stock is not publicly traded) of a single share of Common Stock, determined in each case as of the close of business on the date of conversion of the Warrant. The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate exercise price of the Converted Warrant Shares from the aggregate Fair Market Value of the Converted Warrant Shares. All other provisions of this Warrant shall be apply to any conversion of this Warrant pursuant to the terms of this
Section  14.

Dated:  February  19,  2003.

                                        HARTVILLE  GROUP,  INC.


                                        By: /s/ W. Russell Smith III
                                           -------------------------
                                        Name:  W. Russell Smith III
                                        Title: President

                            ATTACHMENT A TO WARRANT

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)


To:     HARTVILLE  GROUP,  INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to
purchase  thereunder,             *  shares of Common Stock of Inmold, Inc., and
                     --------------
herewith  makes  payment  of $         therefor, and requests that a certificate
                              --------
for such shares be issued in the name of, and delivered to Samir Financial II, L.L.C. whose address is set forth below:

SAMIR  FINANCIAL,  L.L.C.


     By:

     Its:






     (Address)

Dated:        ,
      --------  ----


*     Insert  here  the  number  of  shares  as  to  which  the Warrant is being
 -----
exercised.